UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    January 31, 2008
_________________________

Auriga Laboratories, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	000-26013	84-1334687
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5284 Adolfo Road, Camarillo, California  93012
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (805)437-7200

N/A
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On January 31, 2008, Auriga Laboratories, Inc. (the “Company”) entered into  two (2) convertible promissory notes, identified as Document A-01152008 (“Convertible Note A”), and Document B-01152008 (“Convertible Note B”), and one (1) collateralized promissory note, identified as C-01152008 (“Secured and Collateralized Promissory Note C”).  The terms of the referenced convertible notes and collateralized note payment are as outlined and are attached hereto as exhibits.

Convertible Note A, in the principal amount of $240,000, has a maturity date of January 15, 2011, with a one time interest charge of 12%, with principal and interest due on the maturity date of the note.  Both interest and principal amounts can be converted into voting common stock of the Company at sixty percent (60%) of the average of the three (3) lowest closing bid prices of the Company’s common stock in the twenty (20) trading days prior to the conversion.  Upon prepayment, a prepayment penalty of 130% of the outstanding principal and interest of the note will be charged.  The note is issued by the Company to JMJ Financial.

Convertible Note B, in the principal amount of $1,800,000, has a maturity date of January 15, 2011, with a one-time interest charge of 12% with principal and interest due on the maturity date of the note.  Both interest and principal amounts can be converted into voting common stock  of the Company at sixty-five percent (65%) of the average of the three (3) lowest closing bid prices of the Company’s common stock in the twenty (20) trading days prior to the conversion.  Upon prepayment, a prepayment penalty of 130% of the outstanding principal and interest of the note will be charged.  The note is issued by the Company to JMJ Financial.

Secured and Collateralized Promissory Note C, in the principal amount of $1,800,000 has a maturity date of January 15, 2012, and one time interest charge of 12% with both principal and interest due on the maturity date of the note.  This note is a full recourse note with provisions for foreclosure rights on the collateral as defined in the Collateral & Security Agreement, attached as an exhibit to this note.  This note is issued by JMJ Financial to the Company.

Copies of Convertible Note A, Convertible Note B, and Secured and Collateralized Promissory Note C are attached hereto as Exhibits 10.1, 10.2, and 10.3.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.
Not applicable

(b) Pro Forma Financial Information.
Not applicable

(c) Shell Company Transactions.
Not Applicable

(d) Exhibits.

Exhibit Number	Description

10.1	Convertible Promissory Note $240,000 Plus Interest Due & Payable, Document A-01152008
10.2	Convertible Promissory Note $1,800,000 Plus Interest Due & Payable, Document B-01152008
10.3	Secured & Collateralized Promissory Note $1,800,000 Plus Interest Due & Payable, Document C-01152008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Auriga Laboratories, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2008	AURIGA LABORATORIES, INC.

By: /s/ Frank R. Greico
Frank R. Greico
Chief Executive Officer